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                                                                    Exhibit 10.2


                      Schedule of Certain Officers Who Are
                        Parties to Employment Agreements


Robert P. Barone

William T. Blair

Charles J. Bechtel

David Bucci

Frank G. D'Angelo

Warren W. Dettinger

Reinoud G. J. Drenth

Donald E. Eagon, Jr.

Charee Francis-Vogelsang

Bartholomew J. Frazzitta

Michael J. Hillock

Larry D. Ingram

Robert W. Mahoney

Gerald F. Morris

Edgar N. Peterson

Charles B. Scheurer

Gregg A. Searle

Robert L. Stockamp

Alben W. Warf

Robert J. Warren

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